                                                                    EXHIBIT 10.1

                               ARADIGM CORPORATION

                          SECURITIES PURCHASE AGREEMENT

                                FEBRUARY 10, 2003
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                                TABLE OF CONTENTS

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ARTICLE 1 AUTHORIZATION AND SALE OF COMMON SHARES AND WARRANTS..................................................     1

         1.1 Authorization......................................................................................     1

         1.2 Sale of Common Shares and Warrants.................................................................     2

ARTICLE 2 CLOSING DATE; DELIVERY................................................................................     2

         2.1 Closing Date.......................................................................................     2

         2.2 Delivery...........................................................................................     2

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................     2

         3.1 Organization and Standing..........................................................................     2

         3.2 Corporate Power; Authorization.....................................................................     2

         3.3 Issuance and Delivery of the Shares................................................................     3

         3.4 SEC Documents; Financial Statements................................................................     3

         3.5 Governmental Consents..............................................................................     3

         3.6 No Material Adverse Change.........................................................................     4

         3.7 Authorized Capital Stock...........................................................................     4

         3.8 Litigation.........................................................................................     4

         3.9 Eligibility to Use Form S-3........................................................................     4

         3.10 Company not an Investment Company.................................................................     4

         3.11 NASDAQ Compliance.................................................................................     5

         3.12 Use of Proceeds...................................................................................     5

         3.13 Brokers and Finders...............................................................................     5

         3.14 No Directed Selling Efforts or General Solicitation...............................................     5

         3.15 No Integrated Offering............................................................................     5

         3.16 Private Placement.................................................................................     5

         3.17 Intellectual Property.............................................................................     5

         3.18 Questionable Payments.............................................................................     6

         3.19 Transactions with Affiliates......................................................................     6

         3.20 Disclosure........................................................................................     6

ARTICLE 4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS...........................................     6

         4.1 Authorization......................................................................................     7
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         4.2 Investment Experience..............................................................................     7

         4.3 Investment Intent..................................................................................     7

         4.4 Registration or Exemption Requirements.............................................................     7

         4.5 Dispositions.......................................................................................     7

         4.6 No Legal, Tax or Investment Advice.................................................................     8

         4.7 Confidentiality....................................................................................     8

         4.8 Residency..........................................................................................     8

         4.9 Governmental Review................................................................................     8

         4.10 Legend............................................................................................     8

         4.11 Foreign Investors.................................................................................     9

ARTICLE 5 CONDITIONS TO CLOSING OBLIGATIONS OF PURCHASERS.......................................................     9

         5.1 Representations and Warranties.....................................................................     9

         5.2 Covenants..........................................................................................     9

         5.3 Certificates.......................................................................................     9

         5.4 Legal Opinion......................................................................................    10

         5.5 Shareholder Approval...............................................................................    10

         5.6 Listing............................................................................................    10

         5.7 Warrant Repricing Agreement Approval...............................................................    10

         5.8 Officer's Certificate..............................................................................    10

         5.9 Judgments..........................................................................................    10

         5.10 Secretary's Certificate...........................................................................    10

         5.11 Stop Orders.......................................................................................    10

ARTICLE 6 CONDITIONS TO CLOSING OBLIGATIONS OF COMPANY..........................................................    10

         6.1 Receipt of Payment.................................................................................    10

         6.2 Representations and Warranties.....................................................................    11

         6.3 Covenants..........................................................................................    11

         6.4 Delivery of Purchaser Questionnaire................................................................    11

         6.5 Shareholder Approval...............................................................................    11

ARTICLE 7 COVENANTS.............................................................................................    11

         7.1 Definitions........................................................................................    11

         7.2 Registration Procedures and Expenses...............................................................    11
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         7.3 Delay in Effectiveness.............................................................................    13

         7.4 Indemnification....................................................................................    13

         7.5 Prospectus Delivery................................................................................    15

         7.6 Termination of Obligations.........................................................................    16

         7.7 Reporting Requirements.............................................................................    16

         7.8 Shareholder Approval...............................................................................    16

         7.9 Blue Sky...........................................................................................    16

ARTICLE 8 RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES ACT.........................    17

         8.1 Restrictions on Transferability....................................................................    17

         8.2 Instruction Sheet..................................................................................    17

         8.3 Transfer of Securities.............................................................................    17

         8.4 Purchaser Information..............................................................................    18

ARTICLE 9 MISCELLANEOUS.........................................................................................    18

         9.1 Termination........................................................................................    18

         9.2 Waivers and Amendments.............................................................................    19

         9.3 Broker's Fee.......................................................................................    19

         9.4 Governing Law......................................................................................    19

         9.5 Survival...........................................................................................    19

         9.6 Successors and Assigns.............................................................................    19

         9.7 Entire Agreement...................................................................................    19

         9.8 Notices, etc.......................................................................................    19

         9.9 Severability of this Agreement.....................................................................    20

         9.10 Counterparts......................................................................................    20

         9.11 Further Assurances................................................................................    20

         9.12 Expenses..........................................................................................    20

         9.13 Currency..........................................................................................    20

         9.14 Waiver of Conflicts...............................................................................    20

         9.15 Voting Agreement..................................................................................    21

Exhibit A - Schedule of Purchasers
Exhibit B - Form of Warrant
Exhibit C - Form of Purchaser's Questionnaire
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Exhibit D - Form of Company Counsel Opinion
Exhibit E - Instruction Sheet
Exhibit F - Form of Purchaser's Certificate of Subsequent Sale
Exhibit G - Form of Voting Agreement
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                                      iv.

                               ARADIGM CORPORATION

                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is made as of February 10, 2003, by and among ARADIGM CORPORATION, a California corporation (the "COMPANY") with its principal office at 3929 Point Eden Way, Hayward, California 94545, and the persons listed on the Schedule of Purchasers attached hereto as EXHIBIT A (the "PURCHASERS").

                                    RECITALS

      WHEREAS, the Company has authorized the sale and issuance of the Common Shares and the Warrants (each as defined herein);

      WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D, as promulgated by the SEC (as defined herein) under the Securities Act (as defined herein);

      WHEREAS, at the Closing, the Company desires to sell, and each Purchaser desires to purchase, the Shares and the Warrants, upon the terms and conditions stated in this Agreement; and

      WHEREAS, concurrent with the execution and delivery of this Agreement, as a material inducement to the Purchasers to enter into this Agreement, certain principal stockholders of the Company are entering into Voting Agreements, in the form attached hereto as EXHIBIT G, with New Enterprise Associates 10, Limited Partnership ("NEA-10").

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

              AUTHORIZATION AND SALE OF COMMON SHARES AND WARRANTS

      1.1 AUTHORIZATION. The Company has authorized (a) the sale and issuance of up to eighteen million nine hundred ninety-two thousand three hundred ninety-one (18,992,391) shares of its Common Stock (the "COMMON SHARES") and (b) the sale and issuance of warrants, in the form attached hereto as EXHIBIT B (the "WARRANTS"), to purchase up to four million two hundred seventy-three thousand two hundred seventy-two (4,273,272) shares of the Company's Common Stock (the "COMMON STOCK") pursuant to this Agreement.


1.

      1.2 SALE OF COMMON SHARES AND WARRANTS. At the Closing (as defined herein), subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company:

            (a) Common Shares in the amount and at the purchase price set forth opposite each Purchaser's name on EXHIBIT A; and

            (b) Warrants to purchase shares of the Company's Common Stock in the amount set forth opposite each Purchaser's name on EXHIBIT A at an exercise price equal to $1.07 per share of Common Stock (the "WARRANT PRICE"). The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES". The Common Shares and the Warrant Shares are collectively referred to herein as the "SHARES". The Shares and the Warrants are collectively referred to herein as the "SECURITIES."

                                   ARTICLE 2

                             CLOSING DATE; DELIVERY

      2.1 CLOSING DATE. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Article 5 and Article 6 of this Agreement, the closing of the purchase and sale of the Common Shares and Warrants hereunder (the "CLOSING") shall be held at the offices of Cooley Godward LLP ("COOLEY GODWARD"), One Maritime Plaza, 20th Floor, San Francisco, California 94111, at 10:00 a.m. California time on the date one (1) business day following the Company's receipt of Shareholder Approval (as defined herein), or at such other time and place upon which the Company and the Purchasers purchasing the majority of the Common Shares shall agree. The date of the Closing is hereinafter referred to as the "CLOSING DATE".

      2.2 DELIVERY. At the Closing, the Company will deliver to each Purchaser a duly executed Warrant and a certificate representing the number of Common Shares to be purchased by such Purchaser, registered in the Purchaser's name as shown on EXHIBIT A. Such delivery shall be against payment of the purchase price therefor by wire transfer of immediately available funds to the Company in accordance with the Company's written wiring instructions.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      Except as set forth on the Disclosure Schedule delivered by the Company to the Purchasers herewith, the Company represents and warrants to the Purchasers:

      3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing as a domestic corporation under the laws of said state.

      3.2 CORPORATE POWER; AUTHORIZATION. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Common Shares and Warrants, to issue the Warrant Shares upon


                                       2.

exercise of the Warrants in accordance with the terms of such Warrants, and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes, and upon execution and delivery by the Company of the Warrants, the Warrants will constitute, legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally. The execution and delivery of this Agreement does not, and the performance of this Agreement and the compliance with the provisions hereof, the issuance, sale and delivery of the Common Shares and the Warrants by the Company will not materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Articles of Incorporation (the "ARTICLES") or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument to which the Company or any of its properties is subject.

      3.3 ISSUANCE AND DELIVERY OF THE SHARES. When issued in compliance with the provisions of this Agreement and the Articles, the Common Shares will be validly issued, fully paid and nonassessable. Upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares will be validly issued, fully paid and nonassessable. The issuance and delivery of the Common Shares and the Warrants is not subject to preemptive or any other similar rights of the shareholders of the Company or any liens or encumbrances.

      3.4 SEC DOCUMENTS; FINANCIAL STATEMENTS. Each report or proxy statement delivered to the Purchasers is a true and complete copy of such document as filed by the Company with the Securities and Exchange Commission (the "SEC"). The Company has filed in a timely manner all documents that the Company was required to file with the SEC under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), during the twelve (12) months preceding the date of this Agreement. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC DOCUMENTS") complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the "SECURITIES ACT"), as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments or to the extent that such unaudited statements do not include footnotes).

      3.5 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the


                                       3.

consummation of the transactions contemplated by this Agreement except for (a) the Shareholder Approval, (b) compliance with the securities and blue sky laws in the states in which the Common Shares and Warrants are offered and/or sold, which compliance will be effected in accordance with such laws, (c) the filing of the Registration Statement (as defined herein) and all amendments thereto with the SEC as contemplated by Section 7.2 of this Agreement, and (d) the filing of the Nasdaq National Market Notification Form with the Nasdaq National Market.

      3.6 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein or in the SEC Documents, since September 30, 2002, there have not been any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

      3.7 AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of (a) one hundred million (100,000,000) shares of Common Stock, no par value, of which, as of January 31, 2003, thirty-one million one hundred fifty-seven thousand six hundred twelve (31,157,612) shares were outstanding, and (b) five million (5,000,000) shares of Preferred Stock, no par value, one million (1,000,000) shares of which are designated Series A Junior Participating Preferred Stock, none of which shares is currently outstanding, and two million fifty thousand (2,050,000) of which are designated Series A Convertible Preferred Stock, of which, as of February 10, 2003, two million one thousand two hundred thirty-six (2,001,236) shares are outstanding. Except as described on
Schedule 3.7 of the Disclosure Schedule, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement.

      3.8 LITIGATION. Except as disclosed in the SEC Documents, there are no actions, suits proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) could have a material adverse effect on the Company's properties or assets or the business of the Company as currently conducted, or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement.

      3.9 ELIGIBILITY TO USE FORM S-3. The Company is eligible to use Form S-3 for the registration of its securities under the Securities Act which are offered in transactions involving secondary offerings.

      3.10 COMPANY NOT AN "INVESTMENT COMPANY". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Shares will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.


                                       4.

      3.11 NASDAQ COMPLIANCE. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "NASDAQ NATIONAL MARKET"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. is contemplating terminating such registration or listing

      3.12 USE OF PROCEEDS. The proceeds of the sale of the Common Shares and the Warrants hereunder shall be used by the Company for working capital and general corporate purposes.

      3.13 BROKERS AND FINDERS. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than SG Cowen.

      3.14 NO DIRECTED SELLING EFFORTS OR GENERAL SOLICITATION. Neither the Company nor any person or entity acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

      3.15 NO INTEGRATED OFFERING. Neither the Company nor any of its Affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

      3.16 PRIVATE PLACEMENT. The offer and sale of the Securities to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act

      3.17 INTELLECTUAL PROPERTY.

            (a) "INTELLECTUAL PROPERTY" shall mean patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes.

            (b) Except as disclosed in the SEC Documents and to the knowledge of the Company, the Company owns or has the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's business as currently conducted or as currently proposed to be conducted with respect to products currently in clinical trials, free and clear of all material liens and encumbrances.

            (c) Except as disclosed in the SEC Documents, the conduct of the Company's business as currently conducted does not infringe or otherwise conflict with (collectively, "Infringe") any Intellectual Property rights of any third party or any confidentiality obligation


                                       5.

owed by the Company to a third party, and, to the knowledge of the Company, the Intellectual Property and confidential information of the Company are not being Infringed by any third party.

            (d) Each employee, consultant and contractor of the Company who has had access to confidential information of the Company which is necessary for the conduct of Company's business as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such confidential information and has executed appropriate agreements that are substantially consistent with the Company's standard forms thereof.

      3.18 QUESTIONABLE PAYMENTS. Neither the Company nor, to the knowledge of the Company, any of its current or former stockholders, directors, officers, employees, agents or other persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

      3.19 TRANSACTIONS WITH AFFILIATES. Except as disclosed in the SEC Documents and as contemplated pursuant to this Agreement and the Warrant Repricing Agreement of even date herewith, by and among the Company and the persons listed on the Schedule of Holders attached thereto as Exhibit A, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

      3.20 DISCLOSURE. Except as disclosed on Schedule 3.20 of the Disclosure Schedule, the information contained in the Exchange Act Documents as of the date hereof and as of the Closing Date, did not and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. For purposes herein, "Exchange Act Documents" are the documents filed by the Company under the Exchange Act, since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report on Form 10-K.

                                    ARTICLE 4

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

      Each Purchaser hereby severally represents and warrants to the Company:

      4.1 AUTHORIZATION. Purchaser represents and warrants to the Company that:
(a) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the


                                       6.

Common Shares and the Warrants to be purchased by it and to carry out and perform all of its obligations under this Agreement, and (b) this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally.

      4.2 INVESTMENT EXPERIENCE. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Shares and the Warrants. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Common Shares and Warrants.

      4.3 INVESTMENT INTENT. Purchaser is purchasing the Common Shares and the Warrants for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act, other than as contemplated by Article 7. Purchaser understands that its acquisition of the Common Shares and the Warrants has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser has completed or caused to be completed the Purchaser Questionnaire attached hereto as EXHIBIT C for use in preparation of the Registration Statement, and the responses provided therein shall be true and correct as of the Closing Date and will be true and correct as of the effective date of the Registration Statement. Purchaser, in connection with its decision to purchase the Common Shares and the Warrants, has relied solely upon the SEC Documents and the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

      4.4 REGISTRATION OR EXEMPTION REQUIREMENTS. Purchaser further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

      4.5 DISPOSITIONS. Purchaser will not, prior to the Effectiveness Deadline Date (as defined below) of the Registration Statement, if then prohibited by law or regulation: (a) sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "DISPOSITION") the Securities; or (b) engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of Securities by such Purchaser or any person or entity. In addition, Purchaser agrees that for so long as it owns any Shares, it will not enter into any short sale of Shares executed at a time when the Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether the Purchaser has an equivalent offsetting long position in the Shares, shares that the Purchaser is entitled to receive within sixty (60) days (whether pursuant to


                                       7.

contract or upon conversion or exercise of convertible securities) will be included as if held long by the Purchaser.

      4.6 NO LEGAL, TAX OR INVESTMENT ADVICE. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Common Shares and the Warrants constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares and the Warrants.

      4.7 CONFIDENTIALITY. Purchaser will hold in confidence all information concerning this Agreement and the placement of the Securities hereunder until the earlier of such time as (a) the Company has made a public announcement concerning the Agreement and the placement of the Securities hereunder, or (b) this Agreement is terminated; provided, however, that the foregoing provision of this Section 4.7 shall not apply if the Company does not issue a press release concerning the Agreement and the placement of the Securities hereunder within one (1) day of the date hereof.

      4.8 RESIDENCY. Purchaser's principal executive offices are in the jurisdiction set forth immediately below Purchaser's name on the Schedule of Purchasers attached hereto as EXHIBIT A.

      4.9 GOVERNMENTAL REVIEW. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or the Warrants.

      4.10 LEGEND. Purchaser understands that, until such time as the Registration Statement has been declared effective or the Securities may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the certificates for the Shares):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS."

      If Rule 144(k) is available to a Purchaser, the Company shall, upon a Purchaser's written request and delivery of appropriate documents reasonably requested by the Company, promptly


                                       8.

cause certificates evidencing the Securities to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided Rule 144(k) is available with respect to such Warrant Shares.

      4.11 FOREIGN INVESTORS. If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Common Shares and the Warrants or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Common Shares and the Warrants, (b) any foreign exchange restrictions applicable to such purchase or acquisition, (c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Purchaser's subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of Purchaser's jurisdiction.

                                   ARTICLE 5

                 CONDITIONS TO CLOSING OBLIGATIONS OF PURCHASERS

      Each Purchaser's obligation to purchase the Common Shares and the Warrants at the Closing is, at the option of such Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

      5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company in Article 3 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and the representations and warranties made by the Company in Article 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

      5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

      5.3 CERTIFICATES. The Company shall have delivered to the Purchasers duly executed certificates for the Common Shares and the Warrants (in such denominations as set forth opposite each Purchaser's name on EXHIBIT A).

      5.4 LEGAL OPINION. The Purchasers shall have received on the Closing Date an opinion of Cooley Godward, counsel for the Company, dated the Closing Date, to the effect as set forth in EXHIBIT D.


                                       9.

      5.5 SHAREHOLDER APPROVAL. The Company shall have obtained the Shareholder Approval.

      5.6 LISTING. The Company shall have complied with all requirements with respect to the listing of the Shares on the Nasdaq National Market, except for such requirements not required until after the issuance of the Shares, such requirements to be complied with promptly after Closing.

      5.7 WARRANT REPRICING AGREEMENT. The Company shall have executed and delivered the Warrant Repricing Agreement in the form attached hereto as EXHIBIT H.

      5.8 OFFICER'S CERTIFICATE. The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2.

      5.9 JUDGMENTS. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

      5.10 SECRETARY'S CERTIFICATE. The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the issuance of the Securities, certifying the current versions of the Articles and Bylaws of the Company and certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Company.

      5.11 STOP ORDERS No stop order or suspension of trading shall have been imposed by the Nasdaq National Market, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

      5.12 MINIMUM INVESTMENT. The Company shall receive a minimum of $15,000,000 of aggregate purchase price in connection with the Closing.

                                   ARTICLE 6

                  CONDITIONS TO CLOSING OBLIGATIONS OF COMPANY

      The Company's obligation to sell and issue the Common Shares and the Warrants at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

      6.1 RECEIPT OF PAYMENT. The Purchasers shall have delivered payment of the purchase price to the Company for the Common Shares and the Warrants being issued hereunder.


                                      10.

      6.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Purchasers in Article 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Purchasers in Article 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

      6.3 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

      6.4 DELIVERY OF PURCHASER QUESTIONNAIRE. The Company shall have received from each Purchaser a fully completed Purchaser Questionnaire in the form attached hereto as EXHIBIT C prior to the Closing for the Company's use in preparing the Registration Statement pursuant to Article 7 below.

      6.5 SHAREHOLDER APPROVAL. The Company shall have obtained the Shareholder Approval.

                                   ARTICLE 7

                                    COVENANTS

      7.1 DEFINITIONS. For the purpose of this Article 7:

            (a) the term "REGISTRATION STATEMENT" shall mean any registration statement required to be filed by Section 7.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements; and

            (b) the term "REGISTRABLE SHARES" shall mean all of the Common Shares and the Warrant Shares.

      7.2 REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

            (a) use its best efforts to file a Registration Statement with the SEC within thirty (30) days following the Closing Date to register the Registrable Shares on Form S-3 under the Securities Act (providing for shelf registration of such Registrable Shares under SEC Rule 415) or on such other form which is appropriate to register such Registrable Shares for resale from time to time by the Purchasers;

            (b) use its best efforts, subject to receipt of necessary information from the Purchasers, to cause any such Registration Statement filed pursuant to Section 7.2(a) above to become effective as promptly after filing of such Registration Statement as practicable but in any event by the date (the "EFFECTIVENESS DEADLINE DATE") that is sixty (60) days following the Closing Date; provided, however, that in the event that a Registration Statement is reviewed by


                                      11.

the SEC, then the Effectiveness Deadline Date shall mean, with respect to any Registration Statement, the date that is one hundred (120) days following the Closing Date;

            (c) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective until termination of such obligation as provided in Section 7.6 below, subject to the Company's right to suspend pursuant to Section 7.5;

            (d) furnish to each Purchaser (and to each underwriter, if any, of such Registrable Shares) such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

            (e) file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by each Purchaser; provided, however, that the Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

            (f) advise each Purchaser promptly:

                  (i) of the effectiveness of the Registration Statement or any post-effective amendments thereto;

                  (ii) of any request by the SEC for amendments to the Registration Statement or amendments to the prospectus or for additional information relating thereto;

                  (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

                  (iv) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading;

            (g) use its best efforts to cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed;

            (h) bear all expenses in connection with the procedures in paragraphs (a) through (g) of this Section 7.2 and the registration of the Registrable Shares on such Registration Statement and the satisfaction of the blue sky laws of such states; and


                                      12.

            (i) otherwise use commercially reasonable efforts to make available to its security holders no later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), "Availability Date" means the 45th day following the end of the fourth fiscal quarter after the fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

      7.3 DELAY IN EFFECTIVENESS. If the Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Deadline Date, then for each thirty (30) day period following the Effectiveness Deadline Date, until but excluding the date the Registration Statement is declared effective, the Company shall, for such period, pay each Purchaser, as liquidated damages and not as a penalty, an amount equal to one and one-half percent (1.5%) of the purchase price of the Common Shares purchased by such Purchaser hereunder, for such period (or prorated for any partial period); and for any such period, such payment shall be made no later than the first business day of the calendar month next succeeding the last month in which such period occurs. The parties hereto agree that the liquidated damages provided for in this Section 7.3 constitute a reasonable estimate of the damages that may be incurred by the Purchasers by reason of the failure of the Registration Statement to be declared effective in accordance with the provisions hereof.

      7.4 INDEMNIFICATION.

            (a) The Company agrees to indemnify and hold harmless each Purchaser, the partners, members, officers and directors of each Purchaser and each person, if any, who controls such Purchaser within the meaning of the Securities Act or the Exchange Act, from and against any losses, claims, damages or liabilities to which they may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse such Purchaser, partner, member, officer, director or controlling person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability (collectively, "LOSS") arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser, partner, member, officer, director or controlling person specifically for use in preparation of the Registration Statement or any breach of this Agreement by such Purchaser; and provided further, however, that the Company shall not be liable to any Purchaser of Registrable Shares (or any partner, member, officer, director or controlling person of such Purchaser) to the extent that any such Loss is caused by an untrue statement or omission or


                                      13.

alleged untrue statement or omission made in any preliminary prospectus if either (i)(A) such Purchaser failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii)
(X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented, such Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Share to the person asserting the claim from which such Loss resulted or (iii) such Purchaser sold Registrable Shares in violation of such Purchaser's covenant contained in Section 7.5 of this Agreement.

            (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of this Agreement by such Purchaser or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this
Section 7.4(b) be greater in amount than the dollar amount of the proceeds (net of the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

            (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the


                                      14.

defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.

            (d) If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall assume the defense thereof and upon written notice by the indemnified party requesting advance payment of a stated amount for its reasonable defense costs and expenses, the indemnifying party shall advance payment for such reasonable defense costs and expenses (the "ADVANCE INDEMNIFICATION PAYMENT") to the indemnified party. In the event that the indemnified party's actual defense costs and expenses exceed the amount of the Advance Indemnification Payment, then upon written request by the indemnified party, the indemnifying party shall reimburse the indemnified party for such difference; in the event that the Advance Indemnification Payment exceeds the indemnified party's actual costs and expenses, the indemnified party shall promptly remit payment of such difference to the indemnifying party.

            (e) If the indemnification provided for in this Section 7.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds (net of the amount of any damages such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such indemnifying party upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation..

      7.5 PROSPECTUS DELIVERY. Each Purchaser hereby covenants with the Company not to make any sale of the Registrable Shares without complying with Section
8.3. The Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus; provided that such suspension periods shall in no event exceed thirty (30) days in any twelve (12) month period and that, in the good faith judgment of the Company's Board of


                                      15.

Directors, the Company would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a material adverse effect upon the Company or its shareholders.

      7.6 TERMINATION OF OBLIGATIONS. The obligations of the Company pursuant to
Section 7.2 hereof shall cease and terminate upon the earlier to occur of (a) such time as all of the Registrable Shares have been resold, (b) such time as all of the Registrable Shares may be resold in a three-month period pursuant to Rule 144, or (c) the third anniversary of the Closing Date.

      7.7 REPORTING REQUIREMENTS.

            (a) With a view to making available the benefits of certain rules and regulations of the SEC that may at any time permit the sale of the Securities to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to use its best efforts to:

                  (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (iii) so long as any of the Purchasers own Registrable Shares, to furnish to such Purchaser upon request (A) a written statement by the Company as to whether it is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or whether it is qualified as a registrant whose securities may be resold pursuant to SEC Form S-3, and (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

      7.8 SHAREHOLDER APPROVAL. The Company shall use best efforts to call, give notice of and hold, no later than 30 days after the date hereof, a meeting of the holders of Company Common Stock to vote on the approval of the authorization and issuance of the Common Shares and the Warrants and the issuance of the Warrant Shares upon exercise of or otherwise pursuant to the Warrants in compliance with Rule 4350(i) of the Marketplace Rules of the National Association of Securities Dealers, Inc. (the "SHAREHOLDER APPROVAL"), to the extent required by the Nasdaq National Market. The term "Shareholder Approval" shall specifically include a determination by the Nasdaq National Market that approval of the holders of Company Common Stock is not required for the authorization and issuance of the Common Shares and the Warrants and the issuance of the Warrants Shares upon exercise of or otherwise pursuant to the Warrants.

      7.9 BLUE SKY. The Company shall obtain and maintain all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of Securities.


                                      16.

      7.10 MASSACHUSETTS BUSINESS TRUSTS. A copy of the Agreement and Declaration of Trust of each Purchaser that is a fund or series investment company (each, a "Fund") organized as a Massachusetts business trust (each, a "Trust") is on file with the Secretary of the Commonwealth of Massachusetts. The Company and the other Purchasers acknowledge and agree that this Agreement is not executed on behalf of or binding upon any of the trustees, officers, directors or shareholders of a Trust individually, but is binding upon the applicable Fund and its assets and property. The Company agrees that no trustee, officer, director or shareholder of a Trust or the applicable Fund may be held personally liable or responsible for any obligations of a Fund arising out of this Agreement. With respect to all obligations of the Fund arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Fund. The Company is expressly put on notice that the rights and obligations of each series of shares of a Trust under its Agreement and Declaration of Trust are separate and distinct from those of any and all other series.

                                   ARTICLE 8

                 RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
                         COMPLIANCE WITH SECURITIES ACT

      8.1 RESTRICTIONS ON TRANSFERABILITY. The Securities shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Securities in order to enforce the foregoing restrictions.

      8.2 INSTRUCTION SHEET. Each certificate representing Registrable Shares shall bear the Instruction Sheet attached hereto as EXHIBIT E (in addition to any legends required under applicable securities laws).

      8.3 TRANSFER OF SECURITIES.

            (a) Each Purchaser hereby covenants with the Company not to make any sale of the Securities except:

                  (i) in accordance with the Registration Statement, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus; or

                  (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144; or

                  (iii) (A) If the transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.


                                      17.

            (b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Purchaser that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Purchaser, (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, or (iv) an individual transferring to the Purchaser's family member or trust for the benefit of an individual Purchaser; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Purchaser hereunder.

            (c) Purchaser further acknowledges and agrees that, if a Purchaser is selling the Securities using the prospectus forming a part of the Registration Statement, such Securities are not transferable on the books of the Company unless the certificate submitted to the Company's transfer agent evidencing such Securities is accompanied by a separate certificate executed by an officer of, or other person duly authorized by, the Purchaser in the form attached hereto as EXHIBIT F.

      8.4 PURCHASER INFORMATION. Each Purchaser covenants that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser or such Purchaser's "Plan of Distribution."

                                   ARTICLE 9

                                  MISCELLANEOUS

      9.1 TERMINATION.

            (a) This Agreement may be terminated and the sale and purchase of the Common Shares and the Warrants abandoned at any time prior to the Closing:

                  (i) by written agreement of (A) the Company and (B) Purchasers purchasing a majority of the Common Shares;

                  (ii) if the SEC has determined not to review the proxy statement filed with the SEC by the Company in connection with obtaining the Shareholder Approval (the "PROXY STATEMENT"), by written notice of any individual Purchaser if the Shareholder Approval has not been obtained within 30 days of the date hereof (other than as a result of the failure on the part of the party giving such notice of termination to perform its covenants and obligations under this Agreement in all material respects); provided, however that the abandonment of the sale and purchase of the Common Shares and the Warrants shall be applicable only to such Purchaser providing such written notice;

                  (iii) if the Proxy Statement is reviewed by the SEC, by written notice of any individual Purchaser if the Shareholder Approval has not been obtained within 45 days of the date hereof (other than as a result of the failure on the part of the party giving such notice of termination to perform its covenants and obligations under this Agreement in all material respects); provided, however that the abandonment of the sale and purchase of the Common


                                      18.

Shares and the Warrants shall be applicable only to such Purchaser providing such written notice;

                  (iv) by written notice of any individual Purchaser if (i) there is a material breach of any representation or warranty of the Company, provided written notice of such breach has been given to the Company and the Company has not cured such breach within 30 days of such notice, or (ii) the Purchaser reasonably determines that the timely satisfaction of any condition set forth in Article 5 has become impossible (other than as a result of any failure on the part of the Purchaser to comply with or perform its covenants and obligations under this Agreement);

                  (v) by written notice of the Company if (i) there is a material breach of any representation or warranty of any Purchaser, provided written notice of such breach has been given to such Purchaser and the Purchaser has not cured such breach within 30 days of such notice or (ii) the Company reasonably determines that the timely satisfaction of any condition set forth in
Article 6 has become impossible (other than as a result of any failure on the part of the Company to comply with or perform any covenant or obligation set forth in this Agreement); provided, however, that the abandonment of the sale and purchase of the Common Shares and the Warrants pursuant to clause (i) of this paragraph shall be applicable only with respect to such Purchaser to whom the material breach applies; or

                  (vi) by written notice of the Company if Purchasers purchasing seventy-five percent (75%) or more of the Common Shares have terminated this Agreement.

            (b) If this Agreement is terminated pursuant to this Section 9.1 all further obligations of the parties shall terminate; provided, however, that (i) no party shall be relieved of any liability arising from any breach by such party of any provision of this Agreement and (ii) the parties shall, in all events, remain bound by and continue to be subject to the provisions set forth in this Article 9.

      9.2 WAIVERS AND AMENDMENTS. Except as set forth in Section 9.1 and with the exception of Article 7 hereof, the terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser. With respect to Article 7 hereof, with the written consent of the Company and the record holders of more than fifty percent (50%) of the Registrable Shares then outstanding and held by Purchasers, the terms of this Agreement may be waived or amended and any such amendment or waiver shall be binding upon the Company and all holders of Registrable Shares.

      9.3 BROKER'S FEE. Each Purchaser acknowledges that the Company intends to pay a fee in respect of the sale of the Securities to SG Cowen Securities Corporation. Each of the parties to this Agreement represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of Securities to the Purchasers.

      9.4 GOVERNING LAW. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California without any regard to conflicts of laws principles.


                                      19.

      9.5 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

      9.6 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Upon a permitted transfer of a Purchaser's Securities on the books of the Company in accordance with the terms of Sections 8.3(a)(iii) or 8.3(b), the Purchaser may assign this Agreement to the permitted transferee upon prior written notice to the Company. Except as set forth in the previous sentence, no Purchaser shall assign this Agreement without the prior written consent of the Company.

      9.7 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

      9.8 NOTICES, ETC. All notices and other communications required or permitted under this Agreement shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchasers, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on EXHIBIT A, or at such other address as the Company or the Purchasers shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (a) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (b) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (c) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

      9.9 SEVERABILITY OF THIS AGREEMENT. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      9.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      9.11 FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      9.12 EXPENSES. The Company shall bear the expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including fees of legal counsel. The Company agrees counsel for NEA-10 for its reasonable fees and expenses (in an amount not to exceed twenty-five thousand dollars ($25,000)) incurred by them with respect to


                                      20.

this Agreement and the transactions contemplated hereby. Each party to this Agreement acknowledges that with respect to the transactions contemplated herein, Testa, Hurwitz & Thibeault LLP has represented NEA and not any other party hereto.

      9.13 CURRENCY. All references to "dollars" or "$" in this Agreement shall be deemed to refer to United States dollars.

      9.14 WAIVER OF CONFLICTS. Each party to this Agreement acknowledges that legal counsel for the Company, Cooley Godward, has in the past and may continue in the future to perform legal services for one or more of the Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement, including, but not limited to, the representation of the Purchasers in matters of a similar nature to the transactions contemplated herein. Each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledges that with respect to the transactions contemplated herein, Cooley Godward has represented the Company and not any individual Purchaser or any individual shareholder, director or employee of the Company; and (c) gives its informed consent to Cooley Godward's representation of the Company in the transactions contemplated by this Agreement.

      9.15 VOTING AGREEMENT. The Company agrees that it has no rights to require NEA-10 to enforce the terms of that certain Voting Agreement, of even date herewith, by and between NEA-10 and certain persons and entities listed on Exhibit A thereto.


                                      21.

      The foregoing agreement is hereby executed as of the date first above written.

                              ARADIGM CORPORATION, a California corporation

                              By:         /s/ Richard P. Thompson
                                 -----------------------------------------------

                              Name:       Richard P. Thompson

                              Title:      President and CEO

                              PURCHASERS:


                              NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

                              By:     NEA Partners 10, Limited Partnership
                                      Its General Partner

                                 By:      /s/ Eugene A. Trainor, III
                                    --------------------------------------------

                                 Name:    Eugene A. Trainor, III
                                          Administrative General Partner &
                                          Chief Operating Officer

                                 Title:   General Partner


                              SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

                              By:         /s/ [illegible]
                                 -----------------------------------------------

                              Name:       [illegible]

                              Title:      Managing Director


                              SPECIAL SITUATIONS CAYMAN FUND, L.P.

                              By:         /s/ [illegible]
                                 -----------------------------------------------

                              Name:       [illegible]

                              Title:      Managing Director


                 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

                              SPECIAL SITUATIONS FUND III, L.P.

                              By:         /s/ [illegible]
                                 -----------------------------------------------

                              Name:       [illegible]

                              Title:      Managing Director


                              CAMDEN PARTNERS STRATEGIC FUND II-A, L.P.

                              By: Camden Partners Strategic II, LLC, its general partner

                                 By:      /s/ Richard M. Johnston
                                    --------------------------------------------

                                 Name:    Richard M. Johnston

                                 Title:   Managing Member


                              CAMDEN PARTNERS STRATEGIC FUND II-B, L.P.

                              By: Camden Partners Strategic II, LLC, its general partner

                                 By:      /s/ Richard M. Johnston
                                    --------------------------------------------

                                 Name:    Richard M. Johnston

                                 Title:   Managing Member


                              CASTLE CREEK HEALTHCARE PARTNERS, LLC

                              By:     Castle Creek Partners, LLC

                                 By:      /s/ Thomas A. Frei
                                    --------------------------------------------

                                 Name:    Thomas A. Frei

                                 Title:   Investment Manager

                 Signature Page to Securities Purchase Agreement


                                       2.

                             CC LIFESCIENCE, LTD.

                             By:     Castle Creek Lifescience Partners, LLC

                                By:      /s/ Thomas A. Frei
                                   ---------------------------------------------

                                Name:    Thomas A. Frei

                                Title:   Investment Manager


                             THE CONUS FUND L.P.

                             By:         /s/ [illegible]
                                ------------------------------------------------

                             Name:       [illegible]

                             Title:      Managing Member, G.P.


                             EAST HUDSON INC. (BVI)

                             By:         /s/ [illegible]
                                ------------------------------------------------

                             Name:       [illegible]

                             Title:      Managing Director, Investment Manager


                             THE CONUS FUND OFFSHORE LTD.

                             By:         /s/ [illegible]
                                ------------------------------------------------

                             Name:       [illegible]

                             Title: Director, Managing Director, Investment Manager


                             DEUTSCHE BANK, AG

                             By:         /s/ Tracy Fu
                                ------------------------------------------------

                             Name:       Tracy Fu

                             Title:      Authorized Signatory

                 Signature Page to Securities Purchase Agreement


                                       3.

                              BAYSTAR CAPITAL II, LP, a Delaware limited partnership

                              By:     BayStar Capital Management, LLC, its
                                      general partner

                                 By:      /s/ Steven M. Lamar
                                    --------------------------------------------

                                 Name:    Steven M. Lamar

                                 Title:   Managing Member


                              BAYSTAR INTERNATIONAL II, LTD., a British Virgin Islands exempt company

                              By:     BayStar Capital Management, LLC, its
                                      investment advisor

                                 By:      /s/ Steven M. Lamar
                                    --------------------------------------------

                                 Name:    Steven M. Lamar

                                 Title:   Managing Member


                              CRESTVIEW CAPITAL FUND I, LP

                              By: /s/ [illegible]
                                 -----------------------------------------------

                              Name:       [illegible]

                              Title:      Managing Partner


                              CRESTVIEW OFFSHORE FUND, INC.

                              By: /s/ [illegible]
                                 -----------------------------------------------

                              Name:       [illegible]

                              Title:      Secretary

                 Signature Page to Securities Purchase Agreement


                                       4.

                              CRESTVIEW CAPITAL FUND II, LP

                              By:         /s/ [illegible]
                                 -----------------------------------------------

                              Name:       [illegible]

                              Title:      Managing Partner


                              DOMAIN PUBLIC EQUITY PARTNERS LP

                              By: Domain Public Equity Associates LP, its general partner

                                 By:      /s/ Nicole Vitullo
                                    --------------------------------------------

                                 Name:    Nicole Vitullo

                                 Title:   Managing Member


                              CAPITAL VENTURES INTERNATIONAL

                              By: Heights Capital Management, Inc., its authorized agent

                                 By:      /s/ Martin Kobinger
                                    --------------------------------------------

                                 Name:    Martin Kobinger

                                 Title:   Investment Manager


                              PENN FOOTWEAR CO.

                              By:         /s/ Jeff Davidowitz
                                 -----------------------------------------------

                              Name:       Jeff Davidowitz

                              Title:      President


                              URSUS CAPITAL, L.P.

                              By:         /s/ [illegible]
                                 -----------------------------------------------

                              Name:       [illegible]

                              Title:      General Partner

                 Signature Page to Securities Purchase Agreement


                                       5.

                              URSUS OFFSHORE LTD.

                              By:         /s/ [illegible]
                                 -----------------------------------------------

                              Name:       [illegible]

                              Title:      Managing Director


                              STATE STREET RESEARCH HEALTH SCIENCES FUND, A SERIES OF THE STATE STREET RESEARCH FINANCIAL TRUST

                              By:         /s/ [illegible]
                                 -----------------------------------------------

                              Name:       [illegible]

                              Title:      Vice President


                              RICHARD PAUL THOMPSON

                              By:         /s/ Richard Paul Thompson
                                 -----------------------------------------------

                              Name:       Richard Paul Thompson

                              Title:      _______________


                              NORMA L. MILLIGIN

                              By:         /s/ Norma L. Milligin
                                 -----------------------------------------------

                              Name:       Norma L. Milligin

                              Title:      Vice President, Human Resources


                              V. BRYAN LAWLIS, JR.

                              By:         /s/ V. Bryan Lawlis, Jr.
                                 -----------------------------------------------

                              Name:       V. Bryan Lawlis, Jr.

                              Title:      Chief Operating Officer

                 Signature Page to Securities Purchase Agreement


                                       6.

                              THOMAS C. CHESTERMAN

                              By:         /s/ Thomas C. Chesterman
                                 -----------------------------------------------

                              Name:       Thomas C. Chesterman

                              Title:

                 Signature Page to Securities Purchase Agreement


                                       7.

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

PURCHASER                                                   PURCHASE         COMMON
                                                               PRICE         SHARES      WARRANTS
New Enterprise Associates 10, Limited Partnership     $ 4,199,999.45      5,316,455     1,196,202
1119 St. Paul Street
Baltimore, Maryland 21202
Tel: (410) 244-0115
Fax: (410) 752-7721
Attn: John Nehra

State or Country of Residence: Maryland

Special Situations Private Equity Fund L.P.           $   899,999.60      1,139,240      256,329
153 E. 53rd Street, 55th Floor
New York, New York 10022
Tel: (212) 207-6505
Fax: (212) --
Attn: Steve Becker

State or Country of Residence: New York

Special Situations Cayman Fund, L.P.                  $   699,999.25        886,075      199,366
153 E. 53rd Street, 55th Floor
New York, New York 10022
Tel: (212) 207-6505
Fax: (212) --
Attn: Steve Becker

State or Country of Residence: [Cayman Islands]

Special Situations Fund III, L.P.                     $ 1,399,999.29      1,772,151      398,733
153 E. 53rd Street, 55th Floor
New York, New York 10022
Tel: (212) 207-6505
Fax: (212) --
Attn: Steve Becker

State or Country of Residence: New York

Camden Partners Strategic Fund II-A, L.P.             $   943,999.44      1,194,936      268,860
c/o Camden Partners Holdings, LLC
One South Street, Suite 2150
Baltimore, Maryland 21202


                                      A-1.

PURCHASER                                                   PURCHASE         COMMON
                                                               PRICE         SHARES     WARRANTS
Tel: (410) 895-3800
Fax: (410) 895-3805
Attn: Richard M. Johnston

State or Country of Residence:
Maryland

Camden Partners Strategic Fund II-B, L.P.             $    55,999.94         70,886       15,949
c/o Camden Partners Holding, LLC
One South Street, Suite 2150
Baltimore, Maryland 21202
Tel: (410) 895-3800
Fax: (410) 895-3805
Attn: Richard M. Johnston

State or Country of Residence:
Maryland

Castle Creek Healthcare Partners LLC                  $   499,999.69        632,911      142,404
c/o Castle Creek Partners
111 West Jackson Boulevard, Suite 2020
Chicago, Illinois 60604
Tel: (312) 499-6900
Fax: (312) 499-6999
Attn: Thomas A. Frei

State or Country of Residence:
Delaware

CC Lifescience, Ltd.                                  $   499,999.69        632,911      142,404
c/o Castle Creek
111 West Jackson Boulevard, Suite 2020
Chicago, Illinois 60604
Tel: (312) 499-6900
Fax: (312) 499-6999
Attn: Thomas A. Frei

State or Country of Residence:
Delaware


                                      A-2.

PURCHASER                                                   PURCHASE         COMMON
                                                               PRICE         SHARES     WARRANTS
The Conus Fund L.P.                                   $   775,999.62        982,278      221,012
c/o Conus Partners, Inc.
1 Rockefeller Pl., 19th Floor
New York, New York 10020
Tel: (212) 332-7265
Fax: (212) --
Attn: Andrew Zacks

State or Country of Residence: New York

East Hudson Inc. (BVI)                                $   132,999.66        168,354       37,879
c/o Conus Partners, Inc.
1 Rockefeller Pl., 19th Floor
New York, New York 10020
Attn: Andrew Zacks

State or Country of Residence: British Virgin
Islands

The Conus Fund Offshore Ltd.                          $    90,999.31        115,189       25,917
c/o Hedge Fund Services (BVI) Ltd.
Skelton Building, 2nd Floor
P.O. Box 23
Roadtown, Tortola, British Virgin Islands

State or Country of Residence: British Virgin
Islands

Deutsche Bank, AG                                     $   999,999.38      1,265,822      284,809
31 West 52nd Street, 16th Floor
New York, New York 10019
Tel: (212) 469-5800
Fax: (212) 469-5787
Attn: Tracy Fu

State or Country of Residence: New York

BayStar Capital II, LP                                $   674,999.70        854,430      192,246
c/o BayStar Capital Management, LLC
80 E. Sir Francis Drake Blvd., Suite 2B
Larkspur, California 94939
Tel: (415) 834-4600
Fax: (415) 834-4601
Attn: Steven Lamar

State or Country of Residence: California


                                      A-3.

PURCHASER                                                   PURCHASE         COMMON
                                                               PRICE         SHARES     WARRANTS
BayStar International II, Ltd.                        $    74,999.44         94,936       21,360
c/o Baystar Capital Management, LLC
80 E. Sir Francis Drake Blvd., Suite 2B
Larkspur, California 94939
Tel: (415) 834-4600
Fax: (415) 834-4601
Attn: Steven Lamar

State or Country of Residence: British Virgin
Islands

Crestview Capital Fund I, LP                          $   172,499.66        218,354       49,129
95 Revere Drive, Suite F
Northbrook, Illinois 60062
Tel: (847) 559-0060
Fax: (847) 559-5807
Attn: Stewart Flink

State or Country of Residence: Illinois

Crestview Capital Offshore Fund, Inc.                 $    59,999.71         75,949       17,088
95 Revere Drive, Suite F
Northbrook, Illinois 60062
Tel: (847) 559-0060
Fax: (847) 559-5807
Attn: Stewart Flink

State or Country of Residence: Illinois

Crestview Capital Fund II, LP                         $   517,498.98        655,062      147,388
95 Revere Drive, Suite F
Northbrook, Illinois 60062
Tel: (847) 559-0060
Fax: (847) 559-5807
Attn: Stewart Flink

State or Country of Residence: Illinois

Domain Public Equity Partners L.P.                    $   629,999.72        797,468      179,430
One Palmer Square, Suite 515
Princeton, New Jersey 08542
Tel: (609) 683-5656
Fax: (609) 683-4581
Attn: Nicole Vitullo

State or Country of Residence:
New Jersey


                                      A-4.

PURCHASER                                                   PURCHASE         COMMON
                                                               PRICE         SHARES     WARRANTS
Capital Ventures International                        $   359,999.84        455,696      102,531
c/o Heights Capital Management
425 California Street, Suite 1100
San Francisco, California 94104
Tel: (415) 403-6500
Fax: (415) --
Attn: Martin Kobinger

State or Country of Residence: Cayman Islands

Penn Footwear Co.                                     $   599,999.47        759,493      170,885
Line and Grove Streets, P.O. Box 87
Nanticoke, Pennsylvania 18634
Tel: (570) 735-3200
Fax: (570) --
Attn: Jeff Davidowitz

State or Country of Residence: Pennsylvania

Ursus Capital, L.P.                                   $   217,645.00        275,500       61,987
156 W. 56th  Street, 16th Floor
New York, New York 10019
Tel: (212) 541-8200
Fax: (212) 541-8288
Attn: Evan Sturza

State or Country of Residence: New York

Ursus Offshore Ltd.                                   $   256,355.00        324,500       73,012
P.O. Box 896 GT
Harbour Center 2nd Floor
North Church Street
Grand Cayman, Cayman Islands
Tel: (212) 541-8200
Fax: (212) 541-8288
Attn: Evan Sturza

State or Country of Residence: Cayman Islands


                                      A-5.

PURCHASER                                                   PURCHASE         COMMON
                                                               PRICE         SHARES     WARRANTS
State Street Research Health Sciences Fund: a         $    99,999.78        126,582       28,480
series of State Street Research Financial Trust
c/o State Street Research & Management Company
One Financial Center
Boston, Massachusetts 02111
Tel: (617) 988-7734
Fax: (617) 261-7785
Attn: John Borzilleri
w/a copy to: Dan Bradford
Tel: (617) 357-1113
Fax: (617) 988-7243

State or Country of Residence: Massachusetts

Richard Paul Thompson                                 $    69,999.53         88,607       19,936
c/o Aradigm Corporation
3929 Point Eden Way
Hayward, California 94545
Tel: (510) 265-9000
Fax: (510) 265-0277

State or Country of Residence: California

V. Bryan Lawlis, Jr                                   $    29,999.46         37,974        8,544
c/o Aradigm Corporation
3929 Point Eden Way
Hayward, California 94545
Tel: (510) 265-9000
Fax: (510) 265-0277

State or Country of Residence: California

Norma L. Milligin                                     $    29,999.46         37,974        8,544
c/o Aradigm Corporation
3929 Point Eden Way
Hayward, California 94545
Tel: (510) 265-9000
Fax: (510) 265-0277

State or Country of Residence: California

Thomas Chesterman                                     $     9,999.82         12,658        2,848
c/o Aradigm Corporation
3929 Point Eden Way


                                      A-6.

PURCHASER                                                   PURCHASE         COMMON
                                                               PRICE         SHARES      WARRANTS
Hayward, California 94545
Tel: (510) 265-9000
Fax: (510) 265-0277

State or Country of Residence: California

TOTAL                                                 $15,003,988.89     18,992,391     4,273,272


                                      A-7.

                                    EXHIBIT B

                                 FORM OF WARRANT

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                               ARADIGM CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

                                                            ______________, 2003

                         VOID AFTER _____________, 2007

      THIS CERTIFIES THAT, for value received, ___________________________, with its principal office at __________________________, or assigns (the "Holder"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Aradigm Corporation, a California corporation, with its principal office at 3929 Point Eden Way, Hayward, CA 94545 (the "Company") up to ____________________ (_____) shares of the Common Stock of the Company (the "Common Stock").

      1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

            (a) "Exercise Period" shall mean the period commencing with the date hereof and ending four (4) years from the date hereof, unless sooner terminated as provided below.

            (b) "Exercise Price" shall mean $1.07 per share, subject to adjustment pursuant to Section 5 below.

            (c) "Exercise Shares" shall mean the shares of the Company's Common Stock issuable upon exercise of this Warrant.

      2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

            (a) An executed Notice of Exercise in the form attached hereto;

            (b) Payment of the Exercise Price either (i) in cash or by check,
(ii) by cancellation of indebtedness, or (iii) pursuant to Section 2.1 below;
and


                                       1.

            (c) This Warrant.

      Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

      The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

      2.1 NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)
                               -------
                                   A

         Where    X =      the number of shares of Common Stock to be issued to
                           the Holder

                  Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                  A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                  B = Exercise Price (as adjusted to the date of such calculation)

      For purposes of the above calculation, the "fair market value" of one share of Common Stock shall mean (i) the average of the closing sales prices for the shares of Common Stock on the Nasdaq National Market or other trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holders if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, "Bloomberg") for the ten (10) consecutive trading days immediately preceding such date, or (ii) if the Nasdaq National Market is not the principal trading market for the shares of Common Stock, the average of the reported sales prices reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no sales price for such period, the last sales


                                       2.

price reported by Bloomberg for such period, or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg, or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.

      3. COVENANTS OF THE COMPANY.

      3.1 COVENANTS AS TO EXERCISE SHARES. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

      NO IMPAIRMENT. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

      NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      4. REPRESENTATIONS OF HOLDER.

      ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

      SECURITIES ARE NOT REGISTERED.

            (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no


                                       3.

distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention except as set forth in Article 7 of the Securities Purchase Agreement dated as of February 10, 2003 by and among the Company and the purchasers name therein (the "Securities Purchase Agreement").

            (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company will register the Exercise Shares pursuant to the provisions of
Section 7 of the Securities Purchase Agreement.

            (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

      DISPOSITION OF WARRANT AND EXERCISE SHARES.

            (d) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

                  The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

                  There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                  The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

            (e) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL


                                       4.

      SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

      5. ADJUSTMENT OF EXERCISE PRICE AND SHARES.

            (a) In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, consolidation, acquisition of the Company (whether through merger or acquisition of substantially all the assets or stock of the Company), or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares or other property as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

            (b) If at any time or from time to time the holders of Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

                  (i) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution (other than a dividend or distribution covered in section 5(a) above),

                  (ii) any cash paid or payable otherwise than as a cash dividend, or

                  (iii) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock pursuant to Section 5(a) above), then and in each such case, the Holder hereof will, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (ii) and (iii) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

      6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash


                                       5.

equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

      7. NO SHAREHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.
8. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

      9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

      10. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at ___________________ or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

      11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

      12. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of ____________, 2003.

                               ARADIGM CORPORATION


                               By:
                                  ----------------------------------------------

                               Name: Richard P. Thompson

                               Title: President and Chief Executive Officer

                               Address: 3929 Point Eden Way, Hayward, CA  94545

                               NOTICE OF EXERCISE

TO:  ARADIGM CORPORATION

      (1) | | The undersigned hereby elects to purchase ________ shares of the Common Stock of ARADIGM CORPORATION (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          | | The undersigned hereby elects to purchase ________ shares of Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

      (2) Please issue a certificate or certificates representing said shares of Common Stock of the Company in the name of the undersigned or in such other name as is specified below:

                            ------------------------
                                     (Name)

                            ------------------------

                            ------------------------
                                    (Address)

      (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, other than as contemplated by Article 7 of the Securities Purchase Agreement dated as of February 10, 2003 by and among the Company and the purchasers named therein (the "Securities Purchase Agreement"); (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered (except to the extent a registration statement pursuant to and as contemplated by Article 7 of the Securities Purchase Agreement is effective) under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities
Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

----------------------------    ---------------------------------------
(Date)                          (Signature)

----------------------------    ---------------------------------------
                                (Print name)

                                 ASSIGNMENT FORM

                  (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Address:
        ------------------------------------------------------------------------
                                 (Please Print)

Dated:  __________, 20__

Holder's
Signature:
          -----------------------------------------------------------

Holder's
Address:
        -------------------------------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                    EXHIBIT C

                         INSTRUCTION SHEET FOR PURCHASER
                   (TO BE READ IN CONJUNCTION WITH THE ENTIRE
                         SECURITIES PURCHASE AGREEMENT)

A.    Complete the following items in the Securities Purchase Agreement:

      1. Provide the information regarding the Purchaser requested on the signature page. The Agreement must be executed by an individual authorized to bind the Purchaser.

      2.    EXHIBIT C-1 - Stock Certificate Questionnaire:

            Provide the information requested by the Stock Certificate Questionnaire.

      3.    EXHIBIT C-2 - Registration Statement Questionnaire:

            Provide the information requested by the Registration Statement Questionnaire.

      4.    EXHIBIT C-3 - Purchaser Certificate:

            Provide the information requested by the Certificate for Individual Purchasers or the Certificate for Corporate, Partnership, Trust, Foundation and Joint Purchasers, as applicable.

      5.    Return the signed Securities Purchase Agreement to:

                           Peter H. Werner, Esq.
                           Cooley Godward LLP
                           One Maritime Plaza, 20th Floor
                           San Francisco, California 94111

B. Instructions regarding the transfer of funds for the purchase of Securities will be telecopied to the Purchaser at a later date.

C. Upon the resale of the Registrable Shares by the Purchaser after the Registration Statement covering the Registrable Shares is effective, as described in the Securities Purchase Agreement, the Purchaser:

      (i) must deliver a current prospectus, and annual and quarterly reports of the Company to the buyer (prospectuses, and annual and quarterly reports may be obtained from the Company at the Purchaser's request); and

      (ii) must send a letter in the form of EXHIBIT F to the Securities Purchase Agreement to the Company so that the Registrable Shares may be properly transferred.


                                      C-1.

                                   EXHIBIT C-1

                               ARADIGM CORPORATION
                         STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 4.3 of the Agreement, please provide us with the following information:

1.    The exact name that the Securities are to be registered
      in (this is the name that will appear on the stock
      certificate(s)). You may use a nominee name if
      appropriate:                                             -----------------

2.    The relationship between the Purchaser of the Securities
      and the Registered Holder listed in response to item 1
      above:
                                                               -----------------

3.    The mailing address of the Registered Holder listed in
      response to item 1 above:                                -----------------

                                                               -----------------

                                                               -----------------

                                                               -----------------

                                                               -----------------

4.    The Tax Identification Number of the Registered Holder
      listed in response to item 1 above:
                                                               -----------------


                                     C-1-1.

                                   EXHIBIT C-2

                               ARADIGM CORPORATION

                      REGISTRATION STATEMENT QUESTIONNAIRE

      In connection with the preparation of the Registration Statement, please provide us with the following information regarding the Purchaser.

A.    GENERAL INFORMATION

      1. Please state your organization's name exactly as it should appear in the Registration Statement:_____________________

      2. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Prospectus included in the Registration Statement?

                                 | | Yes | | No

      If yes, please indicate the nature of any such relationships below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B.    SECURITIES HOLDINGS

      Please fill in all blanks in the following questions related to your BENEFICIAL OWNERSHIP of the Company's capital stock. Generally, the term "BENEFICIAL OWNERSHIP" refers to any direct or indirect interest in the securities which entitles you to any of the rights or benefits of ownership, even though you may not be the holder of record of the securities. For example, securities held in "street name" over which you exercise voting or investment power would be considered BENEFICIALLY OWNED by you. Other examples of indirect ownership include ownership by a partnership in which you are a partner or by an estate or trust of which you or any member of your IMMEDIATE FAMILY is a beneficiary. Ownership of securities held in the names of your spouse, minor children or other relatives who live in the same household may be attributed to you.

================================================================================
      PLEASE NOTE: IF YOU HAVE ANY REASON TO BELIEVE THAT ANY INTEREST IN SECURITIES OF THE COMPANY WHICH YOU MAY HAVE, HOWEVER REMOTE, IS A BENEFICIAL INTEREST, PLEASE DESCRIBE SUCH INTEREST. FOR PURPOSES OF RESPONDING TO THIS QUESTIONNAIRE, IT IS PREFERABLE TO ERR ON THE SIDE OF INCLUSION RATHER THAN EXCLUSION. WHERE THE SEC'S INTERPRETATION OF BENEFICIAL OWNERSHIP WOULD REQUIRE DISCLOSURE OF YOUR INTEREST OR POSSIBLE INTEREST IN CERTAIN SECURITIES OF THE COMPANY, AND YOU BELIEVE THAT YOU DO NOT ACTUALLY POSSESS THE ATTRIBUTES OF BENEFICIAL OWNERSHIP, AN APPROPRIATE RESPONSE IS TO DISCLOSE THE INTEREST AND AT THE SAME TIME DISCLAIM BENEFICIAL OWNERSHIP OF THE SECURITIES.
================================================================================


                                     C-2-1.

      1. As of FEBRUARY ___, 2003, I owned outright (including shares registered in my name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in "street name" for my account), the following number of shares of the Company's capital stock: _________________.

      2. In addition to the number of shares I own outright as indicated by my answer to question B(1), as of FEBRUARY ___, 2003, I had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, over the following number of shares of the Company's capital stock: _________________.

      If the answer to this question B(2) was not "zero," please complete the following: with whom shared; and the nature of the relationship and any underlying voting trust agreement, investment arrangement or the like:

         SHARED VOTING POWER:

         ------------------------------------------------------------------------------------------

              NUMBER OF SHARES             WITH WHOM SHARED             NATURE OF RELATIONSHIP
         ------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------

         SHARED INVESTMENT POWER:

         ------------------------------------------------------------------------------------------

              NUMBER OF SHARES             WITH WHOM SHARED             NATURE OF RELATIONSHIP
         ------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------

      As of APRIL ___, 2003, I will have the right to acquire ________ shares of the Company's capital stock pursuant to outstanding stock options issued under the Company's stock option plans and ______ shares pursuant to the exercise of outstanding warrants (none, indicated by "0" above).


         ------------------------------------------------------------------------------------------

                                           OPTIONS AND WARRANTS
                             CLASS                                   NUMBER OF SHARES
         ------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------


                                     C-2-2.

      (4) Please identify the natural person or persons who have voting and/or investment control over the Company's securities that you own, and state whether such person(s) disclaims beneficial ownership of the securities. For example, if you are a general partnership, please identify the general partners in the partnership.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     C-2-3.

C. NASD QUESTIONS

      1. Are you (i) a "member"(1) of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) an "affiliate"(2) of a member of the NASD,
(iii) a "person associated with a member" or an "associated person of a member"(3) of the NASD or (iv) an immediate family member(4) of any of the foregoing persons? IF YES, please identify the member and describe such relationship (whether direct or indirect), and please respond to Question Number 2 below; IF NO, please proceed directly to Question Number 3.

                               Yes | |  No | |

Description:

---------------------
      (1) NASD defines a "member" as any broker or dealer admitted to membership in the NASD, or any officer or partner or branch manager of such a member, or any person occupying a similar status or performing a similar function for such a member.

      (2) The term "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is in common control with, the person specified. Persons who have acted or are acting on behalf of or for the benefit of a person include, but are not necessarily limited to, directors, officers, employees, agents, consultants and sales representatives. The following should apply for purposes of the foregoing:

            (i) a person should be presumed to control a Member if the person beneficially owns 10 percent or more the outstanding voting securities of a Member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of a Member which is a partnership;

            (ii) a Member should be presumed to control a person if the Member and Persons Associated With a Member beneficially own 10 percent or more of the outstanding voting securities of a person which is a corporation, or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of a person which is a partnership;

            (iii) a person should be presumed to be under common control with a Member if: (1) the same person controls both the Member and another person by beneficially owning 10 percent or more of the outstanding voting securities of a Member or person which is a corporation, or by beneficially owning a partnership interest in 10 percent or more of the distributable profits or losses of a Member or person which is a partnership; or

      (2) a person having the power to direct or cause the direction of the management or policies of the Member or such person also has the power to direct or cause the direction of the management or policies of the other entity in question.

      (3) The NASD defines a "person associated with a member" or an "associated person of a member" as being every sole proprietor, partner, equity owner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who directly or indirectly controls or is controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.

      (4) Immediate family includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent, by a person associated with a member of the NASD or any other broker/dealer.


                                     C-2-4.

      2. If you answered "yes" to Question Number 1, please furnish any information as to whether any such member intends to participate in any capacity in the public offering, including the details of such participation:

Description:

      3. Are you or have you been an "underwriter or related person"(5) or a person associated with an underwriter or related person, including, without limitation, with respect to the proposed public offering? If yes, please identify the underwriter or related person and describe such relationship (whether direct or indirect).

                                 Yes | | No | |

Description:

      4. If known, please describe in detail any underwriting compensations, arrangements or dealings entered into during the previous twelve months, or proposed to be consummated in the next twelve months, between (i) any underwriter or related person, member of the NASD, affiliate of a member of the NASD, person associated with a member or associated person of a member of the NASD or any immediate family member thereof, on the one hand, and (ii) the Company, or any director, officer or shareholder thereof, on the other hand, which provides for the receipt of any item of value and/or the transfer of any warrants, options or other securities from the Company to any such person (other than the information relating to the arrangements with any investment firm or underwriting organization which may participate in the proposed public offering).

Description:

      5. Have you purchased the securities in the ordinary course of business?

                                 Yes | | No | |

---------------
      (5) The term "underwriter or related person" includes underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons, including members of the immediate family of such persons.


                                     C-2-5.

The answers to the foregoing questions are correctly stated to the best of my information and belief. I shall advise Peter Werner at (415) 693-2172, the Company's outside counsel, promptly of any changes in the foregoing information.

                               ---------------------------------------------
                               (Print name of Selling Security Holder)

                               ---------------------------------------------
                               (Signature)

                               By:
                                  ------------------------------------------
                               (Name and title of signatory, if stockholder
                               is an entity)

                               ---------------------------------------------
                               (Date)


                                     C-2-6.

                                   EXHIBIT C-3

                               ARADIGM CORPORATION
                      CERTIFICATE FOR INDIVIDUAL PURCHASERS

      If the investor is an individual Purchaser (or married couple) the Purchaser must complete, date and sign this Certificate.

                                   CERTIFICATE

      I certify that the representations and responses below are true and accurate:

      In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please INITIAL EACH CATEGORY applicable to you as an investor in the Company.

      _____ (1) A natural person whose net worth(1), either individually or jointly with such person's spouse exceeds $1,000,000;

      _____ (2) A natural person who had an income(2) in excess of $200,000, or joint income with the person's spouse in excess of $300,000, in 2001 and 2002, and reasonably expects to have individual income reaching the same level in 2003;

      _____ (3) An executive officer or director of the Company.

Date:
     --------------------------------   ----------------------------------------
                                        Name(s) of Purchaser

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature

----------------
      (1) For purposes of this Certificate, "net worth" means the excess of total assets at fair market value over total liabilities, except that the principal residence owned by a natural person shall be valued either (a) at cost, including the cost of improvements, net of current encumbrances upon the property, or (b) at the appraised value of the residence as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property. As used in the preceding sentence, "institutional lender" means a bank, savings and loan company, industrial loan company, credit union or personal property broker or a company whose principal business is as a lender of loans secured by real property and which has such loans receivable in the amount of $2,000,000 or more.

      (2) For purposes of this Certificate, "income" means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.


                                     C-3-2.

                                   EXHIBIT C-3

                               ARADIGM CORPORATION
                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                     TRUST, FOUNDATION, AND JOINT PURCHASERS

      If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

                                   CERTIFICATE

      The undersigned certifies that the representations and responses below are true and accurate:

      (a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.

      (b) Indicate the form of entity of the undersigned:

                  | |     Limited Partnership

                  | |     General Partnership

                  | |     Corporation

                  | | Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor:
                                      -----------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------
                          (Continue on a separate piece of paper, if necessary.)

                  | | Other Type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries:
                                            -----------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------
                          (Continue on a separate piece of paper, if necessary.)


                                     C-3-3.

                  | | Other form of organization (indicate form of organization (______________).

      (c) Indicate the approximate date the undersigned entity was formed: .

      (d) In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please INITIAL EACH CATEGORY applicable to you as an investor in the Company.

                  _______ (1) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

                  _______ (2) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

                  _______ (3) An insurance company as defined in Section 2(13) of the Securities Act;

                  _______ (4) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

                  _______ (5) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

                  _______ (6) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

                  _______ (7) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  _______ (8) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                  _______ (9) An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

                  _______ (10) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business


                                     C-3-4.

      matters that such person is capable of evaluating the merits and risks of investing in the Company;

                  _______ (11) An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      (Continue on a separate piece of paper, if necessary.)

Dated:
       ----------------------------------------------

-----------------------------------------------------
Name of investor

-----------------------------------------------------
Signature and title of authorized
officer, partner or trustee


                                    C-3-5.

                                    EXHIBIT D

                           OPINION OF COMPANY COUNSEL

March ___, 2003

TO THE PURCHASERS LISTED
ON EXHIBIT A HERETO

Ladies and Gentlemen:

      We have acted as counsel for Aradigm Corporation, a California corporation (the "Company"), in connection with the issuance and sale pursuant to the terms of the Securities Purchase Agreement dated as of February ____, 2003 (the "Agreement"), by and among the Company and the purchasers named therein (each, a "Purchaser" and collectively, the "Purchasers"), of an aggregate of ___________ shares of the Company's common stock (the "Common Shares") and warrants to purchase an aggregate of up to _________ shares of the Company's common stock (the "Warrants") and the cancellation and reissuance, pursuant to the terms of the Warrant Repricing Agreement dated as of February ___, 2003 (the "Repricing Agreement"), by and among the Company and certain Purchasers, of Common Stock Warrants (as reissued, the "New Common Warrants") held by certain Purchasers and issued pursuant to the Securities Purchase Agreement (the "Preferred Agreement") dated December 11, 2001 by and among the Company and certain persons listed on the Schedule of Purchasers attached to the Preferred Agreement as Exhibit A. We are rendering this opinion pursuant to Section 5.4 of the Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Agreement.

      In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. As to certain factual matters, we have relied upon certificates of officers of the Company and have not independently sought to verify such matters. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company covering such matters, and (iii) such other investigation, if any, that we specifically set forth herein.

      In rendering this opinion, we have assumed: the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Agreement, the Warrants, the Repricing Agreement and the New Common

Warrants (collectively, the "Transaction Documents")), where authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Transaction Documents; that the Transaction Documents are obligations binding upon the parties thereto other than the Company; if you or any Purchasers are a corporation or other entity, that such entities have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Transaction Documents that would modify or interpret the terms of the Transaction Documents or the respective rights or obligations of the parties thereunder.

      Our opinion is expressed only with respect to the federal laws of the United States of America and the laws of the State of California. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof.

      With regard to our opinion in paragraph 2 below with respect to the Company's obligation to qualify to do business in various states, we have relied solely on a certificate of an officer of the Company regarding the states in which the Company owns or leases property or has employees or other representatives with authority to bind it to contracts; we have made no further investigation.

      With regard to our opinion in paragraph 6 below, we express no opinion with respect to any required consents, approvals, authorizations, orders, filings, registrations and qualifications under any antitrust laws, rules or regulations of the United States.

      On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of California.

2. The Company has the requisite corporate power to enter into and perform its obligations under the Transaction Documents. The Company has the requisite corporate power to own its properties and assets and to conduct its business as, to the best of our knowledge, it is currently being conducted, and, to the best of our knowledge, is not required to qualify as a foreign corporation to do business in any other jurisdiction in the United States.

3. The Transaction Documents have been duly and validly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as rights to indemnity under Section 7.4 of the Agreement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

4. The Common Shares, the Warrants and the New Common Warrants have been duly authorized, and upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, the Common Shares, the Warrants and the New Common Warrants will be duly authorized and validly issued and the Common Shares will be fully paid and nonassessable. The shares of Common Stock issuable upon exercise of the Warrants and the New Common Warrants have been duly authorized and reserved for issuance, and upon issuance and delivery upon exercise of the Warrants and the New Common Warrants in accordance with the terms of the Warrants and the New Common Warrants, respectively, will be validly issued, fully paid and nonassessable.

5. The execution and delivery of the Transaction Documents by the Company and the offer, issuance and sale of the Common Shares and the Warrants and the cancellation and reissuance of the New Common Warrants pursuant to the Agreement and the Reprising Agreement do not violate or contravene (a) any governmental statute, rule or regulation applicable to the Company or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware, the violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations.

6. All consents, approvals, authorizations or orders of, and filings, registrations and qualifications with any regulatory authority or governmental body in the United States required for the issuance of the Common Shares and the Warrants and the cancellation and reissuance of the New Common Warrants have been made or obtained, except (a) for the filing of the "Notification Form: Change in Number of Shares Outstanding" with the Nasdaq National Market, (b) for the filing of the notice to be filed under California Corporations Code Section 25102.1(d), (c) for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D and (d) other Blue Sky filings.

7. The offer and sale of the Common Shares and the Warrants and the cancellation and reissuance of the New Common Warrants are exempt from the registration requirements of the Securities Act of 1933, as amended, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D..

      This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent; except that each Purchaser may rely on this opinion as if it were addressed and delivered to such Purchaser on the date hereof.

                                    EXHIBIT E

                               ARADIGM CORPORATION

IMPORTANT - DO NOT REMOVE THIS INSTRUCTION SHEET FROM THE ATTACHED SHARE CERTIFICATE UNLESS AND UNTIL THE SHARES ARE SOLD AS FOLLOWS:

(1) THE SHARES ARE RESOLD PURSUANT TO THE REGISTRATION STATEMENT ON FORM S-3 (NO. [________________]), AND, IN CONNECTION WITH SUCH RESALE, THE HOLDER HAS DELIVERED TO THE PURCHASER OF THE SHARES A CURRENT PROSPECTUS AND HAS PROVIDED TO THE COMPANY OR TO THE TRANSFER AGENT FOR THE COMPANY'S STOCK A PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE; OR

(2) THE SHARES ARE RESOLD IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, PROVIDED THAT, PRIOR TO SUCH RESALE, THE HOLDER HAS NOTIFIED THE COMPANY OF SUCH DISPOSITION AND PROVIDED THE COMPANY WITH WRITTEN ASSURANCES, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY OF COMPLIANCE WITH THE REQUIREMENTS OF SUCH EXEMPTION.

                    DO NOT REMOVE THIS INSTRUCTION SHEET FROM
                         THE ATTACHED SHARE CERTIFICATE
                            EXCEPT IN ACCORDANCE WITH
                        THE INSTRUCTIONS SET FORTH ABOVE.


                                      E-1.

                                    EXHIBIT F

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

To:   [INSERT TRANSFER AGENT]

      ATTENTION: [________________]

      The undersigned, the Purchaser or an officer of, or other person duly authorized by the Purchaser, hereby certifies that____________________________
institution was the                               [FILL IN NAME OF INSTITUTION]

Purchaser of the shares evidenced by the attached certificate, and as such, proposes to transfer such shares on or about _________________ either (i) in
accordance with the registration                  [DATE]

statement, file number [_______________] in which case the Purchaser certifies that the requirement of delivering a current prospectus has been complied with or will be complied with in connection with such sale, or (ii) in accordance with Rule 144 under the Securities Act of 1933 ("RULE 144"), in which case the Purchaser certifies that it has complied with or will comply with the requirements of Rule 144.

Print or type:

        Name of Purchaser:
                                          --------------------------------------

        Name of Individual representing
        Purchaser (if an Institution):
                                          --------------------------------------

        Title of Individual representing
        Purchaser (if an Institution):
                                          --------------------------------------
Signature by:

        Purchaser or Individual
        representing Purchaser:
                                          --------------------------------------


                                      F-1.

                                    EXHIBIT G

                                VOTING AGREEMENT

      THIS VOTING AGREEMENT (the "Agreement") is made and entered into as of this ______ day of February, 2003, by and among New Enterprise Associates ("NEA") and those certain persons and entities listed on Exhibit A hereto (the "Shareholders").

                                   WITNESSETH

      WHEREAS, NEA and certain other investors are purchasing shares of Common Stock (the "Common Stock") of Aradigm Corporation (the "Company") and warrants (the "Warrants") to purchase Common Stock, pursuant to that certain Securities Purchase Agreement (the "Purchase Agreement") of even date herewith and the Company is canceling and reissuing certain Common Stock Warrants, previously issued pursuant to the Securities Purchase Agreement dated December 11, 2001, to NEA and certain other investors, pursuant to that certain Warrant Repricing Agreement (the "Warrant Agreement") of even date herewith (collectively, the "Financing");

      WHEREAS, each Shareholder is a holder of record and the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of certain shares of capital stock of the Company; and

      WHEREAS, in connection with the consummation of the Financing, and in order to induce NEA to enter into the Purchase Agreement and the Warrant Agreement, the Shareholders have agreed to provide for the future voting of their shares of the Company's capital stock as set forth below.

      NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

SECTION 1. Voting.

      1.1 SHAREHOLDER SHARES. The Shareholders each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each of the Shareholders after the date hereof and on or prior to the date of the Shareholder Meeting (as defined below) (hereinafter collectively referred to as the "Shareholder Shares") subject to, and to vote the Shareholder Shares in accordance with, the provisions of this Agreement.

      1.2 PURCHASE AGREEMENT AND FINANCING. At any meeting of shareholders of the Company, however called (the "Shareholder Meeting"), the Shareholders shall vote all of their respective Shareholder Shares to be voted in favor of the approval of the Financing, the


                                       1.

execution, delivery and performance by the Company of the Purchase Agreement, the execution, delivery and performance by the Company of the Warrant Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Purchase Agreement and the Warrant Agreement and any action required in furtherance thereof. The foregoing notwithstanding, if the terms of the Financing, the Purchase Agreement or the Warrant Agreement are materially changed or amended after the date hereof, no Shareholder shall have any obligations under the provisions of Section 1.1 or this Section 1.2 if such Shareholder reasonably believes that such change or amendment is adverse to the rights or interests of the Company or such Shareholder.

      1.3 SUCCESSORS. The provisions of this Agreement shall be binding upon the successors in interest to any of the Shareholder Shares.

      1.4 OTHER RIGHTS. Except as provided by this Agreement or any other agreement entered into in connection with the Financing, each Shareholder shall exercise the full rights of a holder of capital stock of the Company with respect to the Shareholder Shares, respectively.

SECTION 2. Termination.

      2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

            (a) the Closing Date (as defined in the Purchase Agreement);

            (b) the date as of which the parties hereto terminate this Agreement by written consent of (i) NEA and (ii) a majority in interest of the Shareholders;

            (c) the termination of the Purchase Agreement pursuant to Section
9.1 thereof; or

            (d) April 30, 2003.

SECTION 3. Miscellaneous.

      3.1 OWNERSHIP. Each Shareholder represents and warrants to NEA that (a) such Shareholder now owns, or will own upon the Shareholder Meeting, the Shareholder Shares, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (b) such Shareholder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Shareholder enforceable in accordance with its terms.

      3.2 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding


                                       2.

to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

      3.3 GOVERNING LAW. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of California as such laws apply to agreements among California residents made and to be performed entirely within the State of California.

      3.4 AMENDMENT OR WAIVER. This Agreement may be amended (or provisions of this Agreement waived) only by an instrument in writing signed by (i) NEA and
(ii) a majority in the interest of the Shareholders. Any amendment or waiver so effected shall be binding upon each of the parties hereto and any assignee of any such party.

      3.5 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      3.6 TRANSFERS TO AFFILIATES. In the event a Shareholder transfers any of its Shareholder Shares to an affiliate of such Shareholder, such Shareholder shall cause such affiliate to do all things and execute and deliver all documents, as may be necessary to have such affiliate execute a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such affiliate were a Shareholder.

      3.7 ADDITIONAL SHARES. In the event that subsequent to the date of this Agreement any shares or other securities are issued on, or in exchange for, any of the Shareholder Shares by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be Shareholder Shares, as the case may be, for purposes of this Agreement.

      3.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

      3.9 WAIVER. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

      3.10 ATTORNEY'S FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.


                                       3.

      3.11 NOTICES. Any notices required in connection with this Agreement shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written notification of receipt. All notices shall be addressed to the holder appearing on the books of the Company or at such address as such party may designate by ten (10) days advance written notice to the other parties hereto.

      3.12 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto, along with the Purchase Agreement and each of the Exhibits thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein

      3.13 MASSACHUSETTS BUSINESS TRUSTS. A copy of the Agreement and Declaration of Trust of each Purchaser that is a fund or series investment company (each, a "Fund") organized as a Massachusetts business trust (each, a "Trust") is on file with the Secretary of the Commonwealth of Massachusetts. NEA and the other Shareholders acknowledge and agree that this Agreement is not executed on behalf of or binding upon any of the trustees, officers, directors or shareholders of a Trust individually, but is binding upon the applicable Fund and its assets and property. NEA agrees that no trustee, officer, director or shareholder of a Trust or the applicable Fund may be held personally liable or responsible for any obligations of a Fund arising out of this Agreement. With respect to all obligations of the Fund arising out of this Agreement, NEA shall look for payment or satisfaction of any claim solely to the assets and property of the Fund. NEA is expressly put on notice that the rights and obligations of each series of shares of a Trust under its Agreement and Declaration of Trust are separate and distinct from those of any and all other series.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


                                       4.

      IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

                                          NEW ENTERPRISE ASSOCIATES:

                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                VOTING AGREEMENT
                                 SIGNATURE PAGE

                                                   [NAME OF SHAREHOLDER]

                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                VOTING AGREEMENT
                                 SIGNATURE PAGE

                                    EXHIBIT A

                              LIST OF SHAREHOLDERS


                                      A-1.

                                    EXHIBIT H

                               ARADIGM CORPORATION

                           WARRANT REPRICING AGREEMENT

      THIS WARRANT REPRICING AGREEMENT (this "AGREEMENT") is made as of February 10, 2003, by and among ARADIGM CORPORATION, a California corporation (the "COMPANY") with its principal office at 3929 Point Eden Way, Hayward, California 94545, and the persons listed on the Schedule of Holders attached hereto as EXHIBIT A (the "HOLDERS"). Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Purchase Agreement (as defined below).

                                    RECITALS

      WHEREAS, the Company, the Holders and certain other investors listed on the Schedule of Purchasers attached to the Purchase Agreement as Exhibit A (together with the Holders, the "INVESTORS") have entered into that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), of even date herewith, pursuant to which the Company has agreed to sell and issue and the Investors have agreed to purchase Common Shares and Warrants;

      WHEREAS, at the Closing (as defined below), as a material inducement to the Holders to enter into the Purchase Agreement, the Company desires to issue and each Holder desires to acquire the New Common Warrants (as defined herein), in exchange for and upon cancellation of Common Stock Warrants ("COMMON WARRANTS") held by the Holders and issued pursuant to the Securities Purchase Agreement (the "PREFERRED AGREEMENT") dated December 11, 2001 by and among the Company and certain persons listed on the Schedule of Purchasers attached to the Preferred Agreement as Exhibit A, and the Company desires to assumer certain other obligations with respect to the Holders, all upon the terms and conditions stated in this Agreement.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                         ISSUANCE OF NEW COMMON WARRANTS

      1.1 REPRICING OF COMMON WARRANTS. At the Closing, subject to the terms and conditions of this Agreement, the Company agrees to cancel and reissue the Common Warrants held by the Holders, such that the exercise price per share of the Common Warrants shall be $1.12 and Section 2.1 of each Common Warrant, providing for net issue exercise, shall be amended such that it is available in certain limited circumstances, in the form attached hereto as EXHIBIT B (the reissued Common Warrants referred to herein as the "NEW COMMON WARRANTS") and each Holder agrees to cancel and surrender to the Company its Common Warrants. The

New Common Warrants and the shares of Common Stock of the Company ("COMMON STOCK") issuable upon exercise of the New Common Warrants (the "SHARES") are collectively referred to herein as the "SECURITIES."

                                   ARTICLE 2

                             CLOSING DATE; DELIVERY

      2.1 CLOSING DATE. Subject to the satisfaction (or waiver) of the conditions thereto set forth in the Purchase Agreement, the issuance of the New Common Warrants (the "CLOSING") shall occur on the Closing Date as defined in the Purchase Agreement.

      2.2 DELIVERY. At the Closing, the Company will deliver a duly executed New Common Warrant to each Holder entitled to receive a New Common Warrant pursuant to Section 1.1 of this Agreement, upon delivery to the Company by such Holder of the Common Warrant held by such Holder.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Holders:

      3.1 CORPORATE POWER; AUTHORIZATION. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to issue the New Common Warrants and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes, and upon execution and delivery by the Company of the New Common Warrants, the New Common Warrants will constitute, legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally. The execution and delivery of this Agreement does not, and the performance of this Agreement, the compliance with the provisions hereof and the issuance of the New Common Warrants by the Company will not materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Articles of Incorporation (the "ARTICLES") or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument to which the Company or any of its properties is subject.

      3.2 ISSUANCE AND DELIVERY OF THE NEW COMMON WARRANTS. Upon exercise of the New Common Warrants in accordance with the terms thereof, the Shares will be validly issued, fully paid and nonassessable. The issuance and delivery of the New Common Warrants is not subject to preemptive or any other similar rights of the shareholders of the Company or any liens or encumbrances.

                                   ARTICLE 4

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDERS

      Each Holder hereby severally represents and warrants to the Company:

      4.1 AUTHORIZATION. Holder represents and warrants to the Company that: (a) Holder has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, and to carry out and perform all of its obligations under this Agreement; and (b) this Agreement constitutes the legal, valid and binding obligation of such Holder, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally.

      4.2 INVESTMENT EXPERIENCE. Holder is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Holder is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the New Common Warrants. Holder has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the acquisition of the New Common Warrants.

      4.3 INVESTMENT INTENT. Holder is acquiring the New Common Warrants for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act, other than as contemplated by
Article 7 hereof. Holder understands that its acquisition of the New Common Warrants has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Holder's investment intent as expressed herein. Holder has completed or caused to be completed the Holder Questionnaire attached to the Purchase Agreement as Exhibit D for use in preparation of the Registration Statement, and the responses provided therein shall be true and correct as of the Closing Date and will be true and correct as of the effective date of the Registration Statement. Holder has, in connection with its decision to acquire the New Common Warrants, relied solely upon the SEC Documents and the representations and warranties of the Company contained herein and in the Purchase Agreement. Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

      4.4 REGISTRATION OR EXEMPTION REQUIREMENTS. Holder further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

      4.5 DISPOSITIONS. Holder will not, prior to the effectiveness of the Registration Statement, if then prohibited by law or regulation, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "DISPOSITION") the Securities, nor will such Holder engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of Securities by such Holder or any person or entity. In addition, the Holder agrees that for so long as it owns any Shares, it will not enter into any Short Sales. For such purposes, a "Short Sale" by the Holder means a short sale of Shares executed at a time when the Holder has no equivalent offsetting long position in the Common Stock. For purposes of determining whether the Holder has an equivalent offsetting long position in the Shares, shares that the Holder is entitled to receive within sixty (60) days (whether pursuant to contract or upon conversion or exercise of convertible securities) will be included as if held long by the Holder.

      4.6 NO LEGAL, TAX OR INVESTMENT ADVICE. Holder understands that nothing in this Agreement or any other materials presented to Holder in connection with the acquisition of the New Common Warrants constitutes legal, tax or investment advice. Holder has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its acquisition of the New Common Warrants.

      4.7 CONFIDENTIALITY. Holder will hold in confidence all information concerning this Agreement and the placement of the Securities hereunder until the earlier of such time as (a) the Company has made a public announcement concerning the Agreement and the placement of the Securities hereunder, or (b) this Agreement is terminated; provided, however, that the foregoing provision of this Section 4.7 shall not apply if the Company does not issue a press release concerning the Agreement and the placement of the Securities hereunder within two (2) days of the Closing.

      4.8 RESIDENCY. Holder's principal executive officers are in the jurisdiction set forth immediately below Holder's name of the signature pages hereto.

      4.9 GOVERNMENTAL REVIEW. Holder understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the New Common Warrants.

      4.10 LEGEND. Holder understands that, until such time as the Registration Statement has been declared effective or the Securities may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the certificates for the Shares):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE

            EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS."

      4.11 FOREIGN INVESTORS. If Holder is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Holder hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to acquire the New Common Warrants or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the acquisition of the New Common Warrants, (b) any foreign exchange restrictions applicable to such acquisition,
(c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Holder's acquisition and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of Holder's jurisdiction.

                                   ARTICLE 5

                  CONDITIONS TO CLOSING OBLIGATIONS OF HOLDERS

      Each Holder's obligation to acquire the New Common Warrants at the Closing is, at the option of such Holder, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

      5.1 REPRESENTATIONS AND WARRANTIES. The representations made by the Company in Article 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

      5.2 COVENANTS. All covenants contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects and the sale and issuance of the Common Shares and the Warrants pursuant to the Purchase Agreement shall have been consummated.

                                   ARTICLE 6

                  CONDITIONS TO CLOSING OBLIGATIONS OF COMPANY

      The Company's obligation to sell and issue the New Common Warrants at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

      6.1 REPRESENTATIONS AND WARRANTIES. The representations made by the Holders in Article 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

      6.2 COVENANTS. All covenants contained in this Agreement to be performed by the Holders on or prior to the Closing Date shall have been performed or complied with in all material respects and the sale and issuance of the Common Shares and the Warrants pursuant to the Purchase Agreement shall have been consummated.

                                   ARTICLE 7

                                   COVENANTS

      7.1 REGISTRATION RIGHTS OF SHARES. The Company and the Holders shall comply with the provisions of Article 7 of the Purchase Agreement as if the term "Registrable Shares" defined in Section 7.1(b) of the Purchase Agreement includes the Shares.

      7.2 REGISTRATION RIGHTS FOR PRIOR ISSUANCES. The Company hereby covenants and agrees that:

            (a) with respect to the Holders, to the extent the obligations of the Company pursuant to Section 7.2 of that certain Securities Purchase Agreement, dated August 12, 2001 (the "AUGUST 2001 PURCHASE AGREEMENT"), by and among the Company and certain persons listed on the Schedule of Purchasers attached to the August 2001 Purchase Agreement as Exhibit A, would otherwise cease and terminate due to the operation of part (c) of Section 7.6 of the August 2001 Purchase Agreement, such obligations shall not cease or terminate until the earlier to occur of (a) such time as all of the Registrable Shares (as defined in the August 2001 Purchase Agreement) have been resold, (b) such time as all of the Registrable Shares (as defined in the August 2001 Purchase Agreement) may be resold in a three-month period pursuant to Rule 144, or (c) the third anniversary of the Closing Date (as defined in the Purchase Agreement);

            (b) with respect to the Holders, to the extent the obligations of the Company pursuant to Section 7.2 of the Preferred Agreement would otherwise cease and terminate due to the operation of part (c) of Section 7.6 of the Preferred Agreement, such obligations shall not cease or terminate until the earlier to occur of (a) such time as all of the Registrable Shares (as defined in the Preferred Agreement) have been resold, (b) such time as all of the Registrable Shares (as defined in the Preferred Agreement) may be resold in a three-month period pursuant to Rule 144, or (c) the third anniversary of the Closing Date (as defined in the Purchase Agreement); and

            (c) to the extent the indemnification obligations of the Company pursuant to Section 7.4 of the Purchase Agreement are broader in scope than the indemnification obligations of the Company pursuant to Section 7.4 of the August 2001 Purchase Agreement or pursuant to Section 7.4 of the Preferred Agreement (the "PRIOR AGREEMENTS"), with respect to the Holders, the indemnification obligations of the Company pursuant to Section 7.4 of the Purchase Agreement shall apply to the Prior Agreements.

                                   ARTICLE 8

                                  MISCELLANEOUS

      8.1 WAIVERS AND AMENDMENTS. The terms of this Agreement may be waived or amended with the written consent of the Company and each Holder.

      8.2 GOVERNING LAW. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California without any regard to conflicts of laws principles.

      8.3 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. No Holder shall assign this Agreement without the prior written consent of the Company.

      8.4 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

      8.5 SEVERABILITY OF THIS AGREEMENT. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      8.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      8.7 CURRENCY. All references to "dollars" or "$" in this Agreement shall be deemed to refer to United States dollars.

                  [REMAINDER OF THIS PAGE INTENTIONALLY BLANK.]

      The foregoing agreement is hereby executed as of the date first above written.

                                  ARADIGM CORPORATION, a California corporation

                                  By: _________________________________________

                                  Name: _______________________________________

                                  Title: ______________________________________


                                  HOLDER:

                                  By: _________________________________________

                                  Name: _______________________________________

                                  Title: ______________________________________

                                    EXHIBIT A

                               SCHEDULE OF HOLDERS

HOLDER                                                            WARRANTS
New Enterprise Associates 10, Limited Partnership                2,685,948
1119 St. Paul Street
Baltimore, Maryland 21202
Tel: (410) 244-0115
Fax: (410) 752-7721
Attn: John Nehra

State or Country of Residence: Maryland

Domain Public Equity Partners L.P.                                 402,890
One Palmer Square, Suite 515
Princeton, New Jersey 08542
Tel: (609) 683-5656
Fax: (609) 683-4581
Attn: Nicole Vitullo

State or Country of Residence:
New Jersey

Camden Partners Strategic Fund II-A, L.P.                          368,160
c/o Camden Partners, Inc.
One South Street, Suite 2150
Baltimore, Maryland 21202
Tel: (410) 895-3800
Fax: (410) 895-3805
Attn: Richard M. Johnston

State or Country of Residence:
Maryland

Camden Partners Strategic Fund II-B, L.P.                           21,840
c/o Camden Partners, Inc.
One South Street, Suite 2150
Baltimore, Maryland 21202
Tel: (410) 895-3800
Fax: (410) 895-3805
Attn: Richard M. Johnston

State or Country of Residence:
Maryland

Castle Creek Healthcare Partners LLC                               268,593
c/o Castle Creek Healthcare Partners, LLC
111 West Jackson Boulevard, Suite 2020
Chicago, Illinois 60604
Tel: (312) 499-6900
Fax: (312) 499-6999
Attn: Thomas A. Frei

State or Country of Residence:
Illinois

CC Lifescience, Ltd.                                               268,593
c/o Castle Creek Healthcare Partners, LLC
111 West Jackson Boulevard, Suite 2020
Chicago, Illinois 60604
Tel: (312) 499-6900
Fax: (312) 499-6999
Attn: Thomas A. Frei

State or Country of Residence:
Illinois

                                    EXHIBIT B

                           FORM OF NEW COMMON WARRANT

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                               ARADIGM CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

                                                             _____________, 2003

                          VOID AFTER DECEMBER 14, 2006

      THIS CERTIFIES THAT, for value received, ___________________________, with its principal office at __________________________, or assigns (the "Holder"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Aradigm Corporation, a California corporation, with its principal office at 3929 Point Eden Way, Hayward, CA 94545 (the "Company") up to ____________________ (_____) shares of the Common Stock of the Company (the "Common Stock").

      1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

            (a) "Exercise Period" shall mean the period commencing with the date of this Warrant and ending on December 14, 2006, unless sooner terminated as provided below.

            (b) "Exercise Price" shall mean $1.12 per share, subject to adjustment pursuant to Section 5 below.

            (c) "Exercise Shares" shall mean the shares of the Company's Common Stock issuable upon exercise of this Warrant.

      2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

            (a) An executed Notice of Exercise in the form attached hereto;

            (b) Payment of the Exercise Price either (i) in cash or by check, or
(ii) by cancellation of indebtedness; and

            (c) This Warrant.

      Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

      The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

      2.1 NET EXERCISE. Notwithstanding any provisions herein to the contrary, after the date on which a Registration Statement (as defined in Section 7.1 of the Securities Purchase Agreement dated February 10, 2003, by and among the Company and the persons listed on the Schedule of Purchasers attached thereto as Exhibit A) has first gone effective, if (i) at any time a Registration Statement is no longer effective and (ii) the fair market value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)
                               -------
                                  A

         Where    X =     the number of shares of Common Stock to be issued to
                          the Holder

                  Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                  A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                  B = Exercise Price (as adjusted to the date of such calculation)

      For purposes of the above calculation, the "fair market value" of one share of Common Stock shall mean (i) the average of the closing sales prices for the shares of Common Stock on the Nasdaq National Market or other trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holders if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, "Bloomberg") for the ten (10) consecutive trading days immediately preceding such date, or (ii) if the Nasdaq

National Market is not the principal trading market for the shares of Common Stock, the average of the reported sales prices reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no sales price for such period, the last sales price reported by Bloomberg for such period, or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg, or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.

      3. COVENANTS OF THE COMPANY.

      3.1 COVENANTS AS TO EXERCISE SHARES. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

      NO IMPAIRMENT. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

      NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      4. REPRESENTATIONS OF HOLDER.

      ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

      SECURITIES ARE NOT REGISTERED.

            (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

            (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company will register the Exercise Shares pursuant to the provisions of
Section 7 of that certain Warrant Repricing Agreement dated February ___, 2003.

            (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

      DISPOSITION OF WARRANT AND EXERCISE SHARES.

            (d) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

                  The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

                  There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                  The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

            (e) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY

      NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

      5. ADJUSTMENT OF EXERCISE PRICE.

            (a) In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

            (b) If at any time or from time to time the holders of Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

                  (i) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution (other than a dividend or distribution covered in section 5(a) above),

                  (ii) any cash paid or payable otherwise than as a cash dividend, or

                  (iii) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock pursuant to Section 5(a) above), then and in each such case, the Holder hereof will, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (ii) and (iii) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

      6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

      7. NO SHAREHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

      8. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

      9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

      10. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at ___________________ or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

      11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

      12. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of _____________, 2003.

                                ARADIGM CORPORATION, a California corporation


                                By: _________________________________________

                                Name: _______________________________________

                                Title: ______________________________________

                               NOTICE OF EXERCISE

TO: ARADIGM CORPORATION

      (1) | | The undersigned hereby elects to purchase ________ shares of the Common Stock of ARADIGM CORPORATION (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            | | The undersigned hereby elects to purchase ________ shares of Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

      (2) Please issue a certificate or certificates representing said shares of Common Stock of the Company in the name of the undersigned or in such other name as is specified below:

                            ________________________
                                     (Name)

                            ________________________

                            ________________________
                                    (Address)

      (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, other than as contemplated by Article 7 of the Warrant Repricing Agreement dated as of February ___, 2003 by and among the Company and holders named therein; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available;
(v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and
(vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

___________________________             __________________________
(Date)                                  (Signature)

                                        __________________________
                                        (Print name)

                                 ASSIGNMENT FORM

                  (To assign the foregoing Warrant, execute this form and supply required information.
                  Do not use this form to purchase shares.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name: _________________________________________________________________________
                                 (Please Print)

Address: ______________________________________________________________________
                                 (Please Print)

Dated:  __________, 20__

Holder's
Signature: ____________________________________________________________

Holder's
Address: ______________________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.